UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2014

BIOCEPT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36284	80-0943522
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5810 Nancy Ridge Drive, San Diego, CA 92121

(Address of principal executive offices) (Zip Code)

(858) 320-8200

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
Item 3.02.	Unregistered Sales of Equity Securities.
Item 3.03.	Material Modification to Rights of Security Holders.
Item 5.02.	Executive Compensation; Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 8.01.	Other Events.

Pursuant to an Underwriting Agreement dated February 4, 2014 between us and Aegis Capital Corp., as representative of the several underwriters named therein, we effected an initial public offering of 1,900,000 shares of common stock at $10.00 per share on February 5, 2014. The closing of the sale of these shares to the underwriters occurred on February 10, 2014. We received (net of an underwriting discount of 7% and expenses payable by us) $17,390,240 from the sale of these 1,900,000 shares.

The underwriters have an option, through March 6, 2014, to purchase up to 285,000 shares of common stock from us at $9.30 per share ($10.00 per share less an underwriting discount of 7%) to cover overallotments.

In addition, we issued to designees of Aegis Capital Corp., the representative of the underwriters, warrants to buy (in the aggregate) up to 95,000 shares of common stock at $12.50 per share.

On February 4, 2014, as contemplated by the registration statement covering the initial public offering, our 27,175,213 shares of outstanding Series A Preferred Stock were converted into 1,652,853 shares of common stock and we amended our certificate of incorporation to, among other things, provide for an authorized capitalization of 40,000,000 shares of common stock and 5,000,000 shares of (“blank check”) preferred stock. This conversion and this amendment occurred before we became subject to public-company reporting requirements.

On February 10, 2014, immediately before the closing of the sale of the 1,900,000 initial public offering shares to the underwriters, an amendment and restatement of our bylaws to include various customary provisions tailored for public companies became effective. The new provisions include, consistent with corresponding provisions of the amended certificate of incorporation, certain provisions which may have the effect of delaying, deferring or discouraging another party from acquiring control of us, including: our board of directors is classified into three classes of equal (or roughly equal) size, with all directors serving for a three-year term and the directors of only one class being elected at each annual meeting of stockholders, so that the terms of the classes of directors are “staggered”; the authorized number of directors can be changed only by resolution of our board of directors; no action can be taken by stockholders except at an annual or special meeting of the stockholders called in accordance with our bylaws, and stockholders may not act by written consent; stockholders may not call special meetings of the stockholders or fill vacancies on the board; and our stockholders must comply with advance notice provisions to bring business before or nominate directors for election at a stockholder meeting.

On February 10, 2014, upon the closing of the sale of the 1,900,000 initial public offering shares to the underwriters, the following things (among other things) occurred automatically as a result of provisions of preexisting contracts:

1. The $1,400,000 principal amount of and the $230,118 accrued interest on our 2008 convertible note held by a trust affiliated with our majority stockholder Claire K. T. Reiss were converted at $10.00 per share into a total of 163,012 shares of common stock.

2. The $5,165,000 principal amount of and the $313,017 accrued interest on our “2013” convertible notes held by various persons, including several insiders, were converted at $10.00 per share into a total of 547,801 shares of common stock. The following persons received the following numbers of such shares:

Affiliates of Claire K. T. Reiss, majority stockholder	270,484
Affiliate of David F. Hale, Chairman	47,181
Affiliate of Edward Neff, Director	108,140
Marsha Chandler, Director	5,078
M. Faye Wilson, Director	2,650
Bruce E. Gerhardt, Director	1,055

3. The terms of warrants issued to various persons, including several insiders, in respect of our “2013” convertible notes were fixed so that such warrants became exercisable, at $10.00 per share, until February 10, 2019, for an aggregate of 258,250 shares of common stock. The following insiders have such warrants, now exercisable for the following numbers of shares:

Affiliates of Claire K. T. Reiss, majority stockholder	125,250
Affiliate of David F. Hale, Chairman	22,175
Affiliate of Edward Neff, Director	51,250
Marsha Chandler, Director	2,500
M Faye Wilson, Director	1,250
Bruce E. Gerhardt, Director	500

4. The terms of warrants issued to various persons, all insiders, in respect of an aggregate value of $2,578,104 of collateral they provided to secure our revolving line of credit from UBS Bank USA were fixed so that such warrants became exercisable, at $10.00 per share, until February 10, 2016, for an aggregate of 128,905 shares of common stock. The following persons have such warrants, now exercisable for the following numbers of shares:

Affiliates of Claire K. T. Reiss, majority stockholder	58,802
Affiliate of David F. Hale, Chairman	36,302
Edward Neff, Director	28,801
Bruce E. Gerhardt, Director	2,500
Ivor Royston, Director	2,500

5. David F. Hale, our Executive Chairman, ceased to be our employee; he is now continuing to serve as our (non-executive) Chairman.

6. The number of shares of common stock covered by our 2013 Equity Incentive Plan increased by 800,000.

Also, on February 13, 2014, our Compensation Committee ratified and approved our satisfaction, by payment in full, of deferred salary obligations, with contractual interest, to named executive officers as follows pursuant to previously existing agreements:

David F. Hale	$649,963
William G. Kachioff	$113,774
Lyle J. Arnold	$71,124
Farideh Z. Bischoff	$82,237
Michael J. Dunn (no longer employed)	$92,454

In addition, on February 13, 2014, upon the recommendation of our Compensation Committee, our Board of Directors:

(a) approved annual cash retainers to non-employee directors as follows pursuant to a previously disclosed director compensation policy, which specifies annual cash retainer levels for service as a director, as Chairman and as Lead Independent Director (such annual cash retainers to be earned and paid on a calendar quarterly basis, subject to proration in the case of service during only a portion of a calendar quarter, and with service in the first calendar quarter of 2014 being deemed to begin on February 10, 2014):

Marsha A. Chandler	$15,000
Bruce E. Gerhardt	$15,000
David F. Hale	$100,000
Bruce A. Huebner	$15,000
Edward Neff	$15,000
Ivor Royston	$15,000
M. Faye Wilson	$20,000

and

(b) granted stock options (vesting in three equal annual installments, with an exercise price of $8.88 per share) under our 2013 Equity Incentive Plan to non-employee directors as follows pursuant to the previously disclosed director compensation policy, which specifies stock option grant levels for service as a director, as Chairman, as Lead Independent Director, as a Committee chair and as a Committee member:

Marsha A. Chandler	23,000 shares
Bruce E. Gerhardt	23,000 shares
David F. Hale	70,000 shares
Bruce A. Huebner	22,000 shares
Edward Neff	23,000 shares
Ivor Royston	26,500 shares
M. Faye Wilson	51,000 shares

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement dated February 4, 2014 between us and Aegis Capital Corp., as representative of the several underwriters.

3.1.4	Certificate of Amendment of Certificate of Incorporation, filed with the Delaware Secretary of State on February 4, 2014.

3.2.1	Amended and Restated Bylaws (incorporated by reference to Exhibit 3.2.1 of our Amendment No. 1 to Registration Statement on Form S-1 (File no. 333-191323), filed on October 16, 2013).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 14, 2014

BIOCEPT, INC.

By:	/s/ William G. Kachioff
Name:	William G. Kachioff
Title:	Chief Financial Officer